UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2008

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Maryland                             0-31957            38-0135202
      ---------                            -------            ----------
      (State or Other Jurisdiction        (Commission        (I.R.S. Employer
         of Incorporation)                 File Number)      Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2008, the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") expanded the size of the Board of Directors to six positions. The Board of Directors appointed to the Board Michael W. Mahler, President and Chief Executive Officer of the Company, effective immediately. Mr. Mahler was appointed to Class III of the Board. Mr. Mahler also serves on the Board of Directors of First Federal of Northern Michigan, the Company's principal operating subsidiary.

Mr. Mahler also was appointed to the following Board  committees of the Company:
Executive Committee.

There are no arrangements or understandings between Mr. Mahler and any other persons pursuant to which Mr. Mahler was selected as a director. There is no information or material plans, contracts or arrangements to which Mr. Mahler is a party required to be disclosed under Item 404(a) of Regulation S-K or Item 5.02(d)(5) of Form 8-K.

Biographical data with respect to Mr. Mahler was included in the Company's annual meeting proxy statement, which was filed at the Securities and Exchange Commission on April 22, 2008.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On June 17, 2008, the Board of Directors of the Company amended the Bylaws of the Company by including an age limitation for service as a director or as an officer of the Company. The following Bylaw provision was added as Article II,
Section 14 of the Bylaws:

     "Section 14. Age Limitations.

     (a) Directors. No person shall serve on the Board of Directors of the Corporation beyond his or her 75th birthday. This age limitation does not apply to an advisory director.

     (b) Officers. No person shall serve as an officer of the Corporation beyond his or her 75th birthday."


Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Shell company transactions: None

     (d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST FEDERAL OF NORTHERN MICHIGAN
                                   BANCORP, INC.


Date: June 17, 2008                   By:  /s/ Michael W. Mahler
                                           -----------------------------
                                           Michael W. Mahler
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)